SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

                 Filed by the Registrant                     [X]
                 Filed by a Party other than the Registrant  [ ]

                           Check the appropriate box:

                 [ ] Preliminary Proxy Statement
                 [ ] Confidential, for Use of the Commission Only
                      (as permitted by Rule 14a-6(e)(2))
                 [X] Definitive Proxy Statement
                 [ ] Definitive Additional Materials
                 [ ] Soliciting Material Pursuant to section 240.14a-11(c)
                      or section 240.14a-12


                       American Municipal Term Trust Inc.
                    American Municipal Term Trust Inc.--II
                   American Municipal Term Trust Inc.--III
                      Minnesota Municipal Term Trust Inc.
                   Minnesota Municipal Term Trust Inc.--II
                (Name of Registrant as Specified in its Charter)

                                 [Insert Name]
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 (per Registrant) per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]   $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction :


     (5) Total fee paid:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:



                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL TERM TRUST INC.--III
                      MINNESOTA MUNICIPAL TERM TRUST INC.
                    MINNESOTA MUNICIPAL TERM TRUST INC.--II
                              Piper Jaffray Tower
                             222 South Ninth Street
                       Minneapolis, Minnesota 55402-3804

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 1995

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Term Trust Inc., American Municipal Term Trust Inc.--II, American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc.--II (individually, a "Fund" and collectively, the "Funds") will be held at 10:00 a.m., Central Time, on Thursday, August 17, 1995, on the eleventh floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. The purposes of the meeting are as follow:

     1. To fix the number of members of the Board of Directors of each Fund at six and to elect each Fund's Board of Directors.

     2. To ratify the selection by a majority of the independent members of the Board of Directors of each Fund of KPMG Peat Marwick LLP as independent public accountants for each Fund for the fiscal year ending December 31, 1995.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record on June 23, 1995, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUNDS FURTHER SOLICITATION EXPENSE. A stamped return envelope is enclosed for your convenience.




                                                David Evans Rosedahl, Secretary

Dated:  July 7, 1995



                                PROXY STATEMENT

                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                    AMERICAN MUNICIPAL TERM TRUST INC.--III
                      MINNESOTA MUNICIPAL TERM TRUST INC.
                    MINNESOTA MUNICIPAL TERM TRUST INC.--II
                              Piper Jaffray Tower
                             222 South Ninth Street
                       Minneapolis, Minnesota 55402-3804

                ANNUAL MEETING OF SHAREHOLDERS--AUGUST 17, 1995

     The enclosed proxy is solicited by the Board of Directors of American Municipal Term Trust Inc. ("AXT"), American Municipal Term Trust Inc.--II ("BXT"), American Municipal Term Trust Inc.--III ("CXT"), Minnesota Municipal Term Trust Inc. ("MNA") and Minnesota Municipal Term Trust Inc.--II ("MNB") (individually, a "Fund" and collectively, the "Funds") in connection with the annual meeting of shareholders of each Fund to be held August 17, 1995, and any adjournments thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be allocated between all of the Funds, and such mailing will take place on approximately July 25, 1995. Representatives of Piper Capital Management Incorporated (the "Adviser"), the investment adviser and manager of each Fund, may, without cost to the Funds, solicit proxies on behalf of the management of the Funds by means of mail, telephone, or personal calls. The address of the Adviser is that of the Funds as provided above.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of each Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, but will be counted as a vote "against" such item. Under the Rules of the New York Stock Exchange, each of the proposals being considered at the meeting is considered a "discretionary" proposal, which means that brokers who hold Fund shares in street name for customers are authorized to vote on such proposal on behalf of their customers with or without specific voting instructions from such customers. Should any other matters properly come before the meeting, it is the intention of the persons named as proxies in the enclosed proxy to act upon them according to their best judgment.

     Only shareholders of record on June 23, 1995, may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding common and preferred shares, each with a par value of $.01, of each Fund as follow:
             Fund                  Common shares         Preferred shares

              AXT                    8,455,000                  1,700
              BXT                    7,355,820                  1,480
              CXT                    5,300,000                  1,064
              MNA                    5,732,710                  1,152
              MNB                    3,460,000                    964

Each shareholder of the Funds is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any of the Funds as of June 26, 1995.

     THE FUNDS' ANNUAL REPORTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, INCLUDING FINANCIAL STATEMENTS, WERE PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED A REPORT FOR YOUR FUND OR WOULD LIKE TO RECEIVE ANOTHER COPY, PLEASE CONTACT THE FUND AT 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804, OR CALL 800-866-7778, EXTENSION 6786, AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Bylaws of each Fund provide that the shareholders have the power to fix the number of Directors. The Directors recommend that the size of the Board of Directors of each Fund be set at six.

     Under the terms of each Fund's Articles of Incorporation, under normal circumstances holders of preferred shares are entitled to elect two of each Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and the common shares, voting together as a single class. Table I below shows the nominees for Director to be elected by holders of preferred shares, and Table II below shows the nominees for Director to be elected by holders of preferred shares and common shares, voting together as a single class.

     It is intended that the enclosed proxy will be voted for the shares represented thereby for the election of the persons named below as Directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his or her name below. Each of the nominees also serves as a Director of each of the other closed-end and open-end investment companies managed by the Adviser (except that Mr. Bennett does not serve as a Director of Piper Global Funds Inc.). Each of the nominees, except Mr. Latimer and Ms. Emmerich, has served as a Director of the Funds since each Fund commenced operations. Mr. Latimer has served as a Director of AXT, BXT and MNA since October 23, 1991 and as a Director of CXT and MNB since their commencement of operations. Ms. Emmerich has served as a Director of each Fund since May 18, 1993.


                                    TABLE I
                     NOMINEES FOR DIRECTOR TO BE ELECTED BY
                          HOLDERS OF PREFERRED SHARES

NAME                       AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS

David T. Bennett           54           Of counsel to the law firm of Gray, Plant,  Mooty,  Mooty & Bennett,  P.A., located in  Minneapolis,  Minnesota.  Mr. Bennett is chairman of a group of privately  held  companies and serves on the board of directors of a number of non-profit organizations.

William H. Ellis*          53           President of Piper  Jaffray  Companies  Inc. and Piper  Jaffray Inc.  since
                                        September  1982 and  Chief  Operating  Officer  of the  same two  companies since  August  1983;  Director  and  Chairman  of the Board of the  Adviser
                                        since October 1985 and President of the Adviser since December 1994.

                                    TABLE II
                     NOMINEES FOR DIRECTOR TO BE ELECTED BY
                                ALL SHAREHOLDERS

NAME                       AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS

Jaye F. Dyer               68           President of Dyer Management Company, a private management  company,  since
                                        January  1,  1991;  prior  thereto,   Mr.  Dyer  was  President  and  Chief
                                        Executive  Officer of Dyco Petroleum  Corporation,  a Minneapolis based oil and natural gas  development  company he founded,  from 1971 until March 1,
                                        1989,  and Chairman of the Board until  December 31, 1990.  Mr. Dyer serves
                                        on  the  board  of  directors  of  Northwestern   National  Life  Insurance
                                        Company,   The  ReliaStar   Financial   Corp.   (the  holding   company  of
                                        Northwestern  National Life Insurance  Company) and various  privately held and nonprofit corporations.

Karol D. Emmerich          46           President   of   The   Paraclete   Group,   a   consultant   to   nonprofit
                                        organizations,  since  May  1993;  prior  thereto,  Ms.  Emmerich  was Vice
                                        President,   Treasurer  and  Chief  Accounting  Officer  of  Dayton  Hudson
                                        Corporation  from 1980 to May 1993.  Ms.  Emmerich is an  Executive  Fellow
                                        at the University of St. Thomas  Graduate  School of Business and serves on the  board  of  directors  of a number  of  privately  held  and  nonprofit corporations.

Luella G. Goldberg         58           Member of the Board of Directors of  Northwestern  National Life  Insurance
                                        Company  (since 1976),  The ReliaStar  Financial  Corp.  (since 1989),  TCF
                                        Financial  Corporation  (since  1988),  the  holding  company  of TCF  Bank
                                        Savings  fsb  (since  1985)  and  Hormel  Foods  Corp.  (since  1993).  Ms.
                                        Goldberg  also serves as a Trustee of  Wellesley  College and as a director of a number of other  organizations,  including the University of Minnesota
                                        Foundation  and the  Minnesota  Orchestral  Association.  Ms.  Goldberg was
                                        Chairman of the Board of Trustees of  Wellesley  College  from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

George Latimer             59           Director,  Special Actions Office,  Office of the Secretary,  Department of
                                        Housing and Urban  Development  since 1993; prior thereto,  Mr. Latimer had been Dean of Hamline Law School,  Saint Paul,  Minnesota,  since 1990.  Mr.
                                        Latimer also serves on the board of directors of Digital  Biometrics,  Inc.
                                        and Payless Cashways, Inc.


*Denotes Directors who are "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Funds. Mr. Ellis is deemed an "interested person" of the Funds because of his positions with the Adviser and/or its affiliates.

     Except as indicated above, the Directors of the Funds are not directors of any other "reporting companies." As of June 26, 1995, the officers and Directors of the Funds as a group beneficially owned less than 1% of each class of outstanding shares of each Fund. None of the Funds' officers or Directors has a family relationship with any other Fund officer or Director.

     The Board of Directors of each Fund has established an Audit Committee, currently consisting of Mr. Dyer, Ms. Emmerich and Ms. Goldberg, who serves as its chairperson. The Audit Committee met twice during the fiscal year ended December 31, 1994. The Funds do not have nominating or compensation committees.

     The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.

     The Board of Directors also has established a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer and Latimer, Ms. Emmerich and Ms. Goldberg and a Derivatives Committee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer. The Committee of the Independent Directors met two times and the Derivatives Committee met one time from their formation on November 1, 1994 through the Funds' fiscal year ended December 31, 1994.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Committee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

     During the fiscal year ended December 31, 1994, there were seven meetings of the Board of Directors of each Fund. All Directors, except Mr. Ellis, attended at least 75% of the aggregate of the meetings of the Board of Directors and meetings of committees of which they were members that were held while they were serving on the Board of Directors or on such committee. Mr. Ellis (who does not serve on any committees) attended five of the seven meetings of the Board of Directors.

     No compensation is paid by the Funds to any Directors who are officers or employees of the Adviser or any of its affiliates. The Funds, together with all closed-end investment companies managed by the Adviser, pay each of the other Directors an aggregate quarterly retainer of $5,000, which is allocated among the Funds and such other investment companies on the basis of each company's net assets. In addition, each Fund pays each such Director a fee for each in-person meeting of the Board of Directors he or she attends. Such fee is based on the net asset value of the Fund and ranges from $250 (net assets of less than $200 million) to $1,500 (net assets of $5 billion or more). Members of the Audit Committee who are not affiliated with the Adviser receive $1,000 per meeting attended ($2,000 for the chairperson of such Committee) with such fee being allocated among all closedand open-end investment companies managed by the Adviser on the basis of relative net asset values. Members of the Committee of the Independent Directors and the Derivatives Committee currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the aggregate compensation received by each Director from each Fund as well as the total compensation received by each Director from the Funds and all other open-end and closed-end investment companies managed by the Adviser or an affiliate of the Adviser (the "Fund Complex") during the fiscal year ended December 31, 1994. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.


                                                                  Pension or
                                 Aggregate                        Retirement         Estimated         Total
                               Compensation                        Benefits        Annual Benefits   Compensation
                               from the Funds                   Accrued as Part        Upon            from Fund
Director            AXT      BXT    CXT      MNA     MNB        of Fund Expense      Retirement        Complex*

Mr. Bennett      $1,920   $1,920   $1,920  $1,920  $1,920             None              None           $57,500
Mr. Dyer         $1,973   $1,973   $1,973  $1,973  $1,973             None              None           $68,250
Ms. Emmerich     $1,973   $1,973   $1,973  $1,973  $1,973             None              None           $68,250
Ms. Goldberg     $2,027   $2,027   $2,027  $2,027  $2,027             None              None           $71,250
Mr. Latimer      $1,920   $1,920   $1,920  $1,920  $1,920             None              None           $65,250


* Consists of 26 open-end and closed-end investment companies managed by the Adviser or an affiliate of the Adviser, including the Funds. Each director included in the table, other than Mr. Bennett, serves on the board of each such open-end and closed end investment company. Mr. Bennett serves on the board of 24 of such open-end and closed-end investment companies.

     The Board of Directors recommends that the shareholders of each Fund vote in favor of the foregoing nominees to serve as Directors of the Funds. The vote of a majority of the preferred shares of each Fund represented at the meeting, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, is sufficient for the election of the above nominees listed under Table I to the Board of Directors of each Fund. The vote of a majority of the preferred shares and common shares of each Fund represented at the meeting, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy, is sufficient for the election of the above nominees listed under Table II to the Board of Directors of each Fund. Unless otherwise instructed, the proxies will vote, on behalf of the holders of the preferred shares, for the two nominees listed under Table I, and on behalf of the holders of the preferred shares and common shares voting together as single class, for the four nominees listed under Table II. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

     The Directors, including a majority who are not interested persons of the Adviser or the Funds, have selected KPMG Peat Marwick LLP to be the Funds' independent public accountants for the fiscal year ending December 31, 1995. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Funds or in the Adviser, other than receipt of fees for services to the Funds. KPMG Peat Marwick LLP also serves as the independent public accountants for each of the other investment companies managed by the Adviser. KPMG Peat Marwick LLP has been the independent public accountants for the Funds since each commenced operations.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

     The Board of Directors recommends that the shareholders of each Fund vote in favor of the ratification of the selection of KPMG Peat Marwick LLP as the independent public accountants for the Funds. The vote of a majority of the preferred shares and common shares of each Fund represented at the meeting, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Fund's independent public accountants.

                            EXECUTIVE FUND OFFICERS

     Certain information about the officers of the Funds is set forth below. Unless otherwise indicated, all positions have been held more than five years.

                                  POSITION AND TERM OF OFFICE WITH THE FUNDS AND
NAME                     AGE      BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS

Ronald R. Reuss          55       President of the Funds since inception; Senior
                                  Vice President of the Adviser.

Douglas White            34       Executive Vice President of CXT and MNB since
                                  inception; Senior Vice President of AXT, BXT and MNA since inception; Senior Vice President of the Adviser since 1991; previously Vice
                                  President of the Adviser since 1989.

Robert H. Nelson         31       Senior Vice President of the Funds since 1995;
                                  previously, Vice President of the Funds since
                                  1993; Senior Vice President of the Adviser since November 1993; previously, Vice
                                  President of the Adviser from 1991 to 1993 and Assistant Vice President from 1989 to 1991.

Molly Destro             30       Vice President of the Funds since 1993; Vice
                                  President of the Adviser since 1994;
                                  previously, Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser, and prior thereto, mutual fund accountant at Voyageur Fund
                                  Managers in Minneapolis, Minnesota from 1989 to 1991.

David E. Rosedahl        48       Secretary of the Funds since inception;
                                  Secretary and Director of the Adviser;
                                  Managing Director, Secretary (since 1993) and
                                  General Counsel for Piper Jaffray Inc.;
                                  Managing Director and General Counsel for
                                  Piper Jaffray Companies Inc.; and General
                                  Counsel of the Adviser.

Charles N. Hayssen       44       Treasurer of the Funds since inception;
                                  Director, Chief Financial Officer and Chief
                                  Operating Officer (since 1994) of the Adviser;
                                  Managing Director of Piper Jaffray Inc. and of
                                  Piper Jaffray Companies Inc.; and Chief
                                  Financial Officer of Piper Jaffray Inc.


                            SUPPLEMENTAL INFORMATION

     Based on Fund records and other information, the Funds believe that all SEC filing requirements applicable to their Directors, officers, Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Funds' fiscal year ended December 31, 1994, were satisfied.

                             SHAREHOLDER PROPOSALS

     Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Funds' offices, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, no later than March 15, 1996.



Dated:  July 7, 1995                            David Evans Rosedahl, Secretary



                       AMERICAN MUNICIPAL TERM TRUST INC.
                                  COMMON STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                       AMERICAN MUNICIPAL TERM TRUST INC.
                                PREFERRED STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                                  COMMON STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                                PREFERRED STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                    AMERICAN MUNICIPAL TERM TRUST INC.--III
                                  COMMON STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                    AMERICAN MUNICIPAL TERM TRUST INC.--III
                                PREFERRED STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                      MINNESOTA MUNICIPAL TERM TRUST INC.
                                  COMMON STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.


     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                      MINNESOTA MUNICIPAL TERM TRUST INC.
                                PREFERRED STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.


     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                    MINNESOTA MUNICIPAL TERM TRUST INC.--II
                                  COMMON STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.



                    MINNESOTA MUNICIPAL TERM TRUST INC.--II
                                PREFERRED STOCK
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints William H. Ellis, Charles N. Hayssen and David Evans Rosedahl and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 17, 1995, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous Proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:
1.   To vote:
            ______FOR all nominees listed below
                   (except as marked to the contrary below)
            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer.. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

     To transact any other business that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.


                                            Dated: ______________________ , 1995

                                            ____________________________________

                                            ____________________________________

                                            IMPORTANT: Please date and sign this
                                            Proxy. If the stock is held jointly,
                                            signature should include both names.
                                            Executors, administrators, trustees,
                                            guardians, and others signing in a
                                            representative capacity should give
                                            their full title as such.